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                                                                    EXHIBIT 99.1

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated the 9th day of December, 2003 (the "EFFECTIVE DATE"), is entered into by and between Accent Rx, Inc., a Florida corporation ("SELLER"), Accentia Inc., a Florida corporation (the "PARENT"), and Chronimed Inc., a Minnesota corporation ("BUYER") (Seller, Parent and Buyer are sometimes hereinafter referred to individually as a "PARTY" and collectively as the "PARTIES", with Parent a Party to this Agreement with respect to and for purposes of Articles 3, 5 and 6).

         WHEREAS, Seller owns all of the assets of a mail service pharmacy business known and operated as Accent Rx, which is engaged in the sale of prescription drugs primarily to patients who have HIV/AIDS, have had an organ transplant, or suffer from certain other chronic medical conditions (the "PHARMACY BUSINESS"); and

         WHEREAS, Parent owns all of the issued and outstanding equity interests of Seller;

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, specified assets constituting Seller's Pharmacy Business, in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, the Parties agree as follows:

                                    ARTICLE 1

                                 SALE OF ASSETS

         1.1 PURCHASE AND SALE. On and subject to the terms and conditions of this Agreement, for the consideration specified in Section 1.2 of this Agreement, Seller agrees to sell, assign and transfer to the Buyer, and the Buyer agrees to purchase from Seller, all of the right, title and interest that Seller possesses in and to the certain assets used in connection with the Pharmacy Business (collectively referred to herein as the "PURCHASED ASSETS") as specified below:

                  (i) the patient and customer lists, records, and data listed on Exhibit 1.1(i) (the "CUSTOMER RECORDS");

                  (ii) if any, the contracts, agreements or commitments listed on Exhibit 1.1(ii) (the "ASSUMED CONTRACTS");

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                  (iii) the trademarks, domain names and telephone numbers
                  listed in Exhibit 1.1(iii) (the "PROPRIETARY RIGHTS");

                  (iv) if any, the equipment, furniture, or other tangible assets set forth on Exhibit 1.1(iv) (the "TANGIBLE ASSETS"); and

                  (v) all goodwill associated with Seller's Pharmacy Business.

         1.2 PURCHASE PRICE. The total purchase price for the Purchased Assets shall be Four Million Two Hundred Thousand Dollars ($4,200,000.00), less $17,674.63 representing pre-existing accounts due from Seller to Buyer (the "PURCHASE PRICE") and shall be payable at the Closing by wire transfer or other same day funds. The Parties hereby agree that the Purchase Price is based on an arms length, fair market valuation of the Purchased Assets. The Parties agree that the Purchase Price is not determined in a manner that takes into account the volume or value of any referrals or business otherwise generated between the Parties or any Party's affiliate for which payment may be made, in whole or in part, under Medicare or any state health care program, as defined under Section 1128B of the Social Security Act, including, without limitation, Section 1877 of the Social Security Act. The Parties further agree that the transaction being performed under this Agreement does not involve the counseling or promotion of a business arrangement or other activity that violates any federal or state law.

         1.3 ASSUMPTION OF LIABILITIES. On or at the Closing, subject to the terms and conditions of this Agreement, Buyer shall assume and agree to pay, perform or discharge the liabilities and obligations of Seller specifically set forth in Exhibit 1.3 hereto (the "ASSUMED LIABILITIES"). Buyer shall not assume or become liable for any Seller obligation or liability, except only for liabilities arising from the Assumed Liabilities, and only with respect to actions, omissions, and transactions occurring pursuant to such Assumed Liabilities after the Closing Date.

         Without limiting the generality of the foregoing, it is specifically understood and agreed as follows:

                  (a) Buyer will be offering employment to certain employees of Seller, to be identified by Buyer prior to Closing. Persons accepting employment with Buyer shall be given credit for the period of their employment by Seller in determining eligibility for all Buyer's employee benefit and similar programs which have any waiting, vesting or similar requirement. Such persons employed by Buyer shall be deemed to have elected participation in such programs as of January 1, 2004. Seller shall be responsible for any and all Seller liabilities owed to any of its employees who accept employment with Buyer, including but not limited to any termination payments, accrued vacation pay, unpaid wages, and earned but unpaid bonuses or commissions, including those accruing to Seller prior to the Closing Date. All such obligations of Seller to such employees shall


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         be satisfied, or arrangements for the satisfaction thereof acceptable to Buyer shall be made, on or before the Closing Date.

                  (b) Except as specifically provided in Section 1.3(a), Buyer assumes no liability with respect to any of Seller's employees, including as examples any continuing right to employment, offer of employment, wages, unemployment compensation, workers compensation, vacation or paid time off, severance agreements, insurance benefits, qualified benefits, retirement, deferred compensation, profit sharing, stock purchase or stock option plans maintained by Seller on behalf of its employees ("SELLER'S PLANS"). In the event Seller or employees of Seller who may become employed by Buyer elect to participate in Buyer's employee benefits, retirement, profit sharing or stock option purchase plans following Closing, Seller or its employees shall bear the expense of liquidating any of Seller's Plans, if liquidated by Seller.

                  (c) Buyer has no obligation with respect to Seller's operation of the Pharmacy Business, including any actions or omissions involving patients or customers first performed before or on the Closing Date, or which arise from products or services sold or provided before or on the Closing Date.

                  (d) All Seller liabilities that Seller has to suppliers or creditors shall be promptly paid and satisfied by Seller, or adequate provision made therefore, either before Closing or following Closing in the ordinary course of business, so as to avoid any adverse impact upon the Pharmacy Business and Purchased Assets in the hands of Buyer.

                                    ARTICLE 2

                                     CLOSING

         2.1 CLOSING. The closing of the transactions contemplated by this Agreement shall take place on December 9, 2003 (such closing being called the "CLOSING" and such date being called the "CLOSING DATE"). All business transactions, obligations and rights pertaining to the operation of the Pharmacy Business arising or occurring on the Closing Date shall accrue to the Seller. Closing may be conducted by simultaneous transmission of facsimile signatures, with Buyer to initiate any wire or other transfer of funds representing Purchase Price upon receipt of those documents required of Seller under this Article 2. At the Closing, in addition to the execution and delivery of the various documents identified in this Article 2, Seller shall deliver those instruments necessary to transfer the Pharmacy Business and title to the Purchased Assets, and Buyer shall deliver the Purchase Price by wire transfer.

         2.2 ASSIGNMENT OF TRADEMARKS. At the Closing, Seller shall deliver to Buyer executed assignments of trademarks, in the form attached as Exhibit 2.2. Notwithstanding


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anything contained elsewhere herein, Buyer shall hold Seller and its affiliates harmless from and against any fees, penalties, fines, or third party claims due to Buyer's failure to record any assignment of any such trademarks pursuant to this Section 2.2.

         2.3 ASSIGNMENT OF DOMAIN NAMES. At the Closing, Seller shall deliver to Buyer executed assignments of domain names, in the form attached as Exhibit 2.3. Notwithstanding anything contained elsewhere herein, Buyer shall hold Seller and its affiliates harmless from and against any fees, penalties, fines, or third party claims due to Buyer's failure to record any assignment of any such domain names pursuant to this Section 2.3.

         2.4 SELLER'S DELIVERIES. At the Closing, subject to the terms and conditions set forth in this Agreement, Seller shall make the following deliveries:

                  (a) The Bill of Sale, duly executed by Seller, in the form attached as Exhibit 2.4(a) hereto, and any assignments, certificates of title, and other instruments of conveyance reasonably requested by Buyer;

                  (b) The Assignment and Assumption Agreement for the Contracts assumed by Buyer and identified in Exhibit 1.1(ii), duly executed by Seller, in the form attached as Exhibit 2.4(b) hereto;

                  (c) Appropriate releases or termination statements for any security interests or liens against the Purchased Assets as identified in Exhibit 3.3; and

                  (d) All other items or documents necessary or appropriate hereunder.

         2.5 BUYER'S DELIVERIES. At the Closing, subject to the terms and conditions set forth in this Agreement, Buyer shall make the following deliveries:

                  (a) Payment of the Purchase Price according to the terms above;

                  (b) The Assignment and Assumption Agreement identified in
         Section 2.4(b), duly executed by Buyer;

                  (c) All other items or documents necessary or appropriate hereunder.

         2.6  DELIVERY OF INSTRUMENTS AND INFORMATION.

         (a) From time to time, at Buyer's request, whether at or after the Closing and without further consideration, Seller will execute and deliver such further instruments of conveyance and transfer and reasonably cooperate with Buyer to convey and transfer to Buyer any of the Purchased Assets to be sold and otherwise to effectuate the terms of this Agreement. Prior to the Closing Date, Seller and Buyer shall work together to transfer as many of the Customer Records as possible to Buyer in a manner to be agreed upon between the Parties, recognizing each Parties' personnel, financial, and logistical constraints. After the Closing, Seller and Parent shall


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continue to cooperate, on a reasonable basis, with Buyer in arranging for the transfer of data to Buyer to the extent reasonably feasible. Seller and Parent shall permit Buyer reasonable access to the Pharmacy Business operational computer equipment, including but not limited to servers, laptops, desktops, and telephone systems (collectively, the "Software Systems") for 120 days following Closing on a read-only basis. If Seller or Parent maintains the Software Systems for more than 120 days following Closing, Seller and Parent shall continue to allow Buyer reasonable access to the Software Systems. Seller and parent shall permit Buyer to have reasonable access to Seller employees capable of providing transition support.

          (b) Buyer recognizes that subsequent to the Closing, it may have information and documents which relate to the Seller with respect to the period prior to the Closing, including, without limitation, information pertaining to the Pharmacy Business, the Purchased Assets, and the Assumed Liabilities to which Seller or Parent may need access subsequent to the Closing. Buyer shall provide Seller, Parent and their representatives access, during normal business hours on reasonable notice, to all such information and documents (but excluding attorney work product or other privileged communication), and to such of Buyer's employees, which Seller or Parent reasonably request. Seller and Parent recognize that subsequent to the Closing they may have information and documents which relate to the Buyer with respect to the period prior to the Closing, including, without limitation, information pertaining the Pharmacy Business, the Purchased Assets, and the Assumed Liabilities to which Buyer may need access subsequent to the Closing. Seller and Parent shall provide Buyer and its representatives access, during normal business hours on reasonable notice, to all such information and documents (but excluding attorney work product or other privileged communication), and to Seller's and Parent's employees, which Buyer reasonably requests.

         (c) With respect to audits conducted by federal, state and local authorities, the Buyer agrees to cooperate with Seller and Parent to the extent Buyer has any information required by Seller to respond to information document requests presented by such authorities as promptly as practicable. All out-of-pocket costs associated with the delivery of the requested documents shall be paid by Seller.

         (d) If, subsequent to Closing, Seller receives payment on accounts receivable for Pharmacy Business operations conducted by Buyer, Seller shall forward to Buyer on a weekly basis any such accounts receivable payments. If, subsequent to Closing, Buyer receives payment on accounts receivable for Pharmacy Business operations conducted by Seller, Buyer shall forward to Seller on a weekly basis any such accounts receivable payments. Any action taken by Seller to collect accounts receivable related to the Pharmacy Business shall be taken in a manner intended to minimize disruption of ongoing customer relations of the Pharmacy Business as operated by Buyer following Closing.

         2.7 ALLOCATION. Within forty-five (45) days after the Closing Date, Buyer and Seller will mutually agree to an allocation of the Purchase Price and to jointly complete Form 8594 based upon such allocation and to separately file such form with their respective federal income tax returns for their respective tax years in which the Closing Date occurs. Seller and Buyer will file all other income tax returns required to be filed by them with any governmental or taxing


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authority for their respective tax years in which the Closing Date occurs in a manner consistent with the Purchase Price Allocation in Form 8594.

                                    ARTICLE 3

                     SELLER'S REPRESENTATIONS AND WARRANTIES

         Seller and Parent represent and warrant to Buyer that, except as set forth herein:

         3.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Seller and Parent are duly incorporated, validly existing, and in good standing under the laws of the states of their formation. Seller has the corporate power and authority to own and hold its properties and to carry on its business as now conducted.

         3.2 NO BREACH. The execution, delivery and performance by Seller and Parent of this Agreement and related agreements contemplated herein do not: (i) contravene or conflict with the Articles of Incorporation or Bylaws of Seller or Parent; (II) contravene, violate, or conflict with any law, regulation, judgment, order or decree applicable to Seller or Parent; or (III) constitute a default under or give rise to any right to terminate any agreement, contract or other instrument binding upon Seller or Parent, or any material license, permit or other similar authorization held by Seller in order to conduct the Pharmacy Business, which in each case or in the aggregate would not have a material adverse effect on the Purchased Assets.

         3.3 TITLE TO PROPERTIES Exhibit 3.3 identifies all mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances affecting the Purchased Assets. Seller has, and at Closing will deliver to Buyer, good and marketable title to the Purchased Assets, free and clear of any and all mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances.

         3.4 COMPLIANCE WITH LAW. To the best of Seller's and Parent's knowledge, Seller has complied with and is in compliance with all laws, rules, regulations and ordinances applicable to the Pharmacy Business, and has the lawful authority and has obtained and now holds all material state, federal, special or local governmental authorizations, licenses, certificates and permits (collectively "PERMITS") needed or required to operate the Pharmacy Business, as such operation is presently being conducted, the absence of which would have a material adverse effect on the Pharmacy Business. Seller has made all material filings required by applicable law and regulations. Exhibit 3.4 contains a list and brief description of all Permits, including those granted or derived from governmental sources, issued or granted to Seller for the operation of the Pharmacy Business.

         3.5 VALIDITY. Seller and Parent have the full legal power and authority to execute and deliver this Agreement and all other agreements and documents necessary to consummate the transactions contemplated hereunder, and all corporate action of Seller and Parent necessary for such execution and delivery and the performance thereof will have been duly taken on or before the Closing. This Agreement and all agreements related to the contemplated transaction, when


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duly executed and delivered by Seller and Parent, and when duly executed by the other parties hereto and thereto, will constitute the legal, valid and binding obligation of Seller and Parent, enforceable in accordance with their terms (subject as to enforcement of remedies to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally). The execution and delivery by Seller and Parent of this Agreement, and the performance of its obligations hereunder, does not require any action or consent of any party other than Seller pursuant to any material contract, agreement or other undertaking of Seller, or to the knowledge of Seller pursuant to any order or decree to which Seller is a party, or to which the Pharmacy Business is subject, except as set forth on Exhibit 3.5.

         3.6 LITIGATION AND INVESTIGATIONS. Except as disclosed on Exhibit 3.6, there is no: (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of Seller or Parent, threatened against or affecting the Pharmacy Business, or any of the employees providing services relating to the Pharmacy Business, by any private party or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (II) arbitration proceeding relating to the Pharmacy Business pending under collective bargaining agreements or otherwise; or (III) governmental or professional inquiry pending or, to the knowledge of Seller or Parent, threatened against or affecting the Pharmacy Business, any of which would have a material adverse effect on the Pharmacy Business. Seller is not in default with respect to any order, writ, injunction or decree known to or served upon it of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default would have a material adverse effect on the Pharmacy Business.

         3.7 CONTRACTS. Exhibit 3.7 identifies each and every material agreement, obligation or commitment of Seller which is primarily or exclusively related to the Pharmacy Business, whether assumed by Buyer or otherwise. Except as identified in Exhibit 3.7, Seller is not a party to any material written or other agreement, obligation or commitment primarily or exclusively affecting the Pharmacy Business. Seller has delivered to Buyer a correct and complete copy of each Assumed Contract. Except as set forth in Exhibit 3.7, with respect to each Assumed Contract: (i) the Assumed Contract is legal, valid, binding, enforceable in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and except for limitations upon the availability of equitable remedies, including specific performance) and in full force and effect; (ii) the Assumed Contract will continue to be legal, valid, binding, enforceable and, except as otherwise provided herein, in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Article 1, above); (iii) to Seller's knowledge, no party is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration, under the Assumed Contract; (iv) no party has repudiated any provision of the Assumed Contract; (v) none of the transactions contemplated by this Agreement creates in any party to such Assumed Contract the right to revise the terms of, to terminate, to accelerate any obligation of Seller or otherwise declare that such Assumed Contract has been breached; (vi) Seller is not aware of any defaults and does not have any reason to believe that a default may occur by Seller or any other party to the Assumed Contract to


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which the Buyer may become a party (by assignment, transfer by operation of law, succession or otherwise); and (v) to Seller's knowledge, Seller has received no notification from a third party payer indicating the payer's intention to materially reduce or discontinue reimbursement rates or relationships with Seller.

         3.8 TRADEMARKS AND DOMAIN NAMES. Set forth in Exhibit 3.8 is a list of the trademarks and domain names owned by, or registered in the name of, Seller and used exclusively in the Pharmacy Business (the "PRIMARY TRADEMARK" and the "PRIMARY DOMAIN NAME"). In addition, Exhibit 3.8 sets forth additional trademarks and domain names owned by, or registered in the name of, Seller that are not currently being used by the Company but which relate to the Pharmacy Business (the "Optional Marks"). To the best of Seller's knowledge, and except as otherwise set forth on Exhibit 3.8, Seller has sufficient title and ownership of the Primary Trademark and the Primary Domain Name. Seller has not received any communications alleging that the Primary Trademark or the Primary Domain Name violate any of the trademarks of any other person or entity. The Optional Marks are being transferred on an as-is basis and Seller disclaims any and all warranties or representations with respect to the Optional Marks.

         3.9 TANGIBLE ASSETS. Buyer has had the opportunity to inspect the Tangible Assets. Seller represents that the Tangible Assets are in reasonably merchantable condition.

         3.10 FEES AND COMMISSIONS. Neither Seller nor Parent have agreed to pay or become liable to pay any broker's, finder's, or originator's fees or commissions by reason of services alleged to have been rendered for, or at the instance of, Seller or Parent in connection with this Agreement and the transactions contemplated hereby.

         3.11 OTHER APPROVALS. Except as set forth on Exhibit 3.11, there are no consents, approvals, qualifications, orders or authorizations of, or filings with, any governmental authority, including any court or other governmental third party, required in connection with Seller's or Parent's valid execution, delivery or performance of this Agreement, or the consummation of any transaction contemplated by this Agreement.

         3.12 FINANCIAL STATEMENTS. The Seller financial statements for the year ending September 30, 2003 and the period ending October 31, 2003 (the "SELLER STATEMENTS") attached as Exhibit 3.12 are true, complete and correct and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, subject only to non-material adjustments applied in the audit process. The Seller Statements fairly present the results of operations of Seller for the periods then ended. Seller shall deliver to Buyer, on or before January 31, 2004, Seller's audited financial statements for the fiscal year ended September 30, 2003, audited and certified by Aidman Piser & Co., certified public accountants, and interim Seller Statements for the period ended December 31, 2003.

         3.13 LIABILITIES. Except as and to the extent reflected or reserved against in the Seller Statements, or otherwise disclosed herein, Seller had, as of the date of such Seller Statements, no liabilities which, individually or in the aggregate, would have a material adverse effect on the Purchased Assets or Pharmacy Business (the "Seller Liabilities"). As of the date of this

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Agreement, Seller is not subject to and does not have any Seller Liabilities, except as disclosed herein or in the Seller Statements, and except for such Seller Liabilities as have arisen in the ordinary course of business of Seller since the date of said Seller Statements, none of which newly arisen Seller Liabilities would have a material adverse effect upon the Purchased Assets or the Pharmacy Business.

         3.14 CUSTOMER RECORDS COMPLETE. Seller's Customer Records for its customers are true, accurate and complete as maintained by Seller in the ordinary course of Seller's operation of the Pharmacy Business. Seller and Parent will enforce any agreements, not assumed by Buyer, which protect the confidentiality of the Customer Records and any other Seller proprietary information, including but not limited to employee confidentiality and non-compete agreements and vendor or referral source records.

         3.15 TAXES, TAX RETURNS. Seller has duly and timely filed all federal, state and local tax returns and reports related to the Pharmacy Business and known to Seller to be required to be filed, and has paid or made provision for payment of all taxes (including all interest, penalties, assessments and deficiencies) due or claimed to be due under such duly filed tax returns or has made provision therefor. Seller is not delinquent, and there are no material, asserted or assessed deficiencies that have not been settled, with respect to the payment of any income, sales, use and withholding taxes or other taxes. To Seller's and Parent's knowledge there are no alleged material tax deficiencies proposed or discussed by the IRS or other appropriate tax authority (whether or not such matters have been settled) that are likely to be proposed or asserted against Buyer or the Purchased Assets if Buyer continues to operate the Pharmacy Business after the Closing in substantially the same manner as it has been operated by Seller. To Seller's and Parent's knowledge, no tax returns of Seller filed or required to be filed are being examined, nor has any action, audit, proceeding or investigation been threatened, by the Internal Revenue Service or other appropriate taxing authority.

         3.17 MATERIAL CHANGE. Since the date of the most recent Seller Statements there has been no material change in the condition or operations, financial or otherwise, of Seller, the Pharmacy Business, or the Purchased Assets from that shown in said Seller Statements, except changes occurring in the ordinary course of business, which changes have not materially adversely affected the Purchased Assets, Pharmacy Business, or Seller.

         Except as identified in Exhibit 3.17, to Seller's and Parent's knowledge no statute, order, judgment, writ, injunction, decree, permit, rule or regulation of any court or governmental or regulatory body has been adopted or entered, or is proposed to be adopted or entered, which may materially and adversely affect Seller, the Purchased Assets or the Pharmacy Business. To Seller's and Parent's knowledge there has been no event or occurrence affecting Seller, the Purchased Assets, or the Pharmacy Business which may have a material adverse effect upon the Pharmacy Business or Purchased Assets.

         3.18 DISCLOSURE. No representation or warranty made by Seller or Parent herein or in any agreements, certificates or documents delivered in connection with this Agreement contains


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any untrue statement of a material fact, nor omits to state a material fact necessary to make such representation or warranty true.

         3.19 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Seller and Parent contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true on and as of the Closing Date as though such representations and warranties were made at and as of such date.

         3.20 OPERATION OF PHARMACY. Notwithstanding Seller's covenant in
Section 6.1, Seller will maintain a pharmacy operation sufficient to finish dispensing prescriptions received by the Pharmacy Business on and before the Date of Closing and which have not been transferred to Buyer. Seller will maintain such pharmacy operations in a manner consistent with the quality and care applied to the Pharmacy Business prior to Closing. Seller will operate such pharmacy through December 24, 2003.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller that, except as set forth herein:

         4.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Buyer is, and on the Closing Date will be, duly incorporated, validly existing, and in good standing under the laws of the State of Minnesota. Buyer has the corporate power and authority to own and hold its properties and to carry on its business as now conducted.

         4.2 NO BREACH. The execution, delivery and performance by Buyer of this Agreement and related agreements contemplated herein do not (i) contravene or conflict with the Articles of Incorporation or Bylaws of Buyer; (II) contravene, violate or conflict with any material law, regulation, judgment, order or decree applicable to Buyer; or (III) constitute a default under or give rise to any right to terminate any material agreement, contract or other instrument binding upon Buyer, or any material license, permit or other similar authorization held by Buyer, any of which would have a material adverse effect on Buyer.

         4.3 COMPLIANCE WITH LAW. Buyer has complied with and is complying with all applicable laws, rules, regulations and ordinances, and has the lawful authority and has obtained and now holds all material licenses, certificates, permits, and authorizations needed or required to conduct its businesses, as such businesses are presently being conducted, the absence of which would have a Material Adverse Effect on Buyer, and has made all material filings required by applicable law and regulations. With respect to the Purchased Assets, Buyer will comply with all applicable laws and regulations, including by way of example laws related to pharmacy operation, patient records privacy, and records retention.

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         4.4 VALIDITY. Buyer has the full legal power and authority to execute and deliver this Agreement and all other agreements and documents necessary to consummate the transactions contemplated hereunder, and all corporate action of Buyer necessary for such execution and delivery and the performance thereof will have been duly taken. This Agreement and all agreements related to the contemplated transaction, when duly executed and delivered by Buyer, and when duly executed by the other parties thereto, will constitute the legal, valid and binding obligation of Buyer, enforceable in accordance with their terms (subject as to enforcement of remedies to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally). To the knowledge of Buyer, the execution and delivery by Buyer of this Agreement, and the performance of its obligations hereunder, does not require any action or consent of any party other than Buyer pursuant to any material contract, agreement or other undertaking of Buyer, or pursuant to any order or decree to which Buyer is a party or to which its properties or assets are subject.

         4.5 FEES AND COMMISSIONS. Buyer has not agreed to pay or become liable to pay any broker's, finder's, or originator's fees or commissions by reason of services alleged to have been rendered for, or at the instance of, Buyer in connection with this Agreement and the transactions contemplated hereby.

         4.6 OTHER APPROVALS. Except as set forth in Exhibit 4.6, there are no consents, approvals, qualifications, orders or authorizations of, or filings with, any governmental authority, including any court or other governmental third party, required in connection with Buyer's valid execution, delivery or performance of this Agreement, or the consummation of any transaction contemplated by this Agreement.

         4.7 DISCLOSURE. No representation or warranty made by Seller herein or in any agreements, certificates or documents delivered in connection with this Agreement contains any untrue statement of a material fact, nor omits to state a material fact necessary to make such representation or warranty true.

         4.8 RETENTION OF CUSTOMER RECORDS. Buyer shall retain the Customer Records transferred by Seller for a period of seven years following Closing and shall permit Seller to have reasonable access to such Customer Records as may be reasonably necessary in the event of an audit or claim pertaining to Seller's operation of the Pharmacy Business prior to Closing. Buyer will provide services and supplies to Customers in the same professional manner as for all Buyer patients and without regard to race, age, color, religion, sex, national origin, creed, ancestry, marital status, source of payment or disability of any Customer. Buyer will not be required to continue providing services and supplies if a Customer refuses to follow medical advice or prescribed treatment, or upon other good cause.

         4.9 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Buyer contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true on and as of the Closing Date as though such representations and warranties were made at and as of such date.

                                    ARTICLE 5

                                 INDEMNIFICATION

         5.1 SELLER'S AND PARENT'S INDEMNIFICATION. Seller and Parent agree to indemnify and hold Buyer harmless from and against any and all of the following:

                  5.1.1 any and all liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) incurred or maintained by Buyer because of any inaccuracy in, or breach or violation of, the representations, warranties and covenants made by Seller or Parent in this Agreement;

                  5.1.2 any and all liabilities, claims and obligations of, or claims against, Buyer arising from the use of the Purchased Assets transferred hereunder which arose prior to or on the Closing Date, irrespective of whether notice of such liability is received prior to or after the Closing Date; and

                  5.1.3 all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) incurred or maintained by Buyer arising out of the activities or Seller's operation of the Pharmacy Business prior to or on the Closing Date.

         5.2 BUYER'S INDEMNIFICATION. Buyer agrees to indemnify and hold Seller and Parent harmless from and against any and all of the following:

                  5.2.1 any and all liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) incurred or sustained by Seller because of any inaccuracy in, or breach or violation of, the representations, warranties and covenants made by Buyer in this Agreement;

                  5.2.2 any and all liabilities, claims and obligations of, or claims against, Seller arising from the activities of the Pharmacy Business or the use of the Purchased Assets transferred hereunder after the Closing Date.

         5.3 LIMITATION ON AND EXPIRATION OF INDEMNIFICATION. Notwithstanding anything in this Article 5 to the contrary, the Parties' rights to indemnification shall be limited as follows:

                  5.3.1 All rights of the Parties hereto to indemnification hereunder for breaches of representations and warranties shall expire twenty-four (24) months after the Closing Date; provided, however, if, prior to such expiration, a state of facts shall have become known which threatens to give rise to a liability against which any Party hereto would be entitled to indemnification hereunder and the Indemnified Party shall have given notice of such facts to the Indemnifying Party, then the rights of the Indemnified Party to indemnification with respect to such liability shall continue until such liability shall have been finally determined and disposed of.

                  5.3.2 No Party shall be entitled to indemnification pursuant to Sections 5.1 or 5.2 unless and until the aggregate amount of damages to which the foregoing indemnity relates, sustained by such Party with respect to any individual claim, exceeds $25,000 whereupon indemnification shall be required to be made to the full extent of the Party's claim including such deductible amount.

                  5.3.3 The maximum of a Party's liability for its indemnification obligations shall be limited in the aggregate to an amount equal to the Purchase Price.

         5.4 NOTICE AND CONTROL OF LITIGATION. If any claim or liability is asserted in writing against a Party entitled to indemnification under this
Article 5 (the "INDEMNIFIED PARTY") which would give rise to a claim under this
Article 5, the Indemnified Party shall notify the person providing the indemnity ("INDEMNIFYING PARTY") in writing of the same within fifteen (15) days of receipt of such written assertion of a claim or liability. The Indemnifying Party shall have the right to defend a claim and control the defense, settlement and prosecution of any litigation. If the Indemnifying Party, within fifteen
(15) days after notice of such claim, fails to defend such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Anything in this
Article 5 notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to defend, compromise and settle such claim, and (II) the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect to such claim. All parties agree to cooperate fully as necessary in the defense of such matters. Should the Indemnified Party fail to notify the Indemnifying Party in the time required above, this indemnity shall terminate and be of no further force and effect with respect to the subject matter of the required notice in the event that the Indemnified Party's failure to notify in the time required above materially adversely affects the Indemnifying Party's ability to defend such matter.

         5.5 ADJUSTMENT FOR INSURANCE AND TAXES. The amount which an Indemnifying Party is required to pay to, for or on behalf of the Indemnified Party pursuant to this Article 7 shall be adjusted (including, without limitation, retroactively) (i) by any insurance proceeds actually recovered by or on behalf of such Indemnified Party in reduction of the related indemnifiable loss (the "INDEMNIFIABLE LOSS") and (ii) to take account of any tax benefit realized as a result of any Indemnifiable Loss. Amounts required to be paid, as so reduced, are hereinafter sometimes called an "INDEMNITY PAYMENT." If an Indemnified Party has received or has had paid on its behalf an Indemnity Payment for an Indemnifiable Loss and subsequently receives insurance proceeds for such Indemnifiable Loss, or realizes any tax benefit as a result of such Indemnifiable Loss, then the Indemnified Party shall (a) promptly notify the Indemnifying Party of the amount and nature of such proceeds and benefits and (b) pay to the Indemnifying Party the amount of such insurance proceeds or tax benefit or, if lesser, the amount of the Indemnity Payment.

         5.6 MITIGATION OF LOSS. Each Indemnified Party is obligated to use all reasonable efforts to mitigate to the fullest extent practicable the amount of any Indemnifiable Loss for which it is entitled to seek indemnification hereunder, and the Indemnifying Party shall not be required to make any payment to an Indemnified Party in respect of such Indemnifiable Loss to the extent such Indemnified Party failed to comply with the foregoing obligation.

         5.7 SUBROGATION. Upon making any Indemnity Payment, the Indemnifying Party will, to the extent of such payment, be subrogated to all rights of the Indemnified Party against any third party in respect of the Indemnifiable Loss to which the payment relates; provided, however, that until the Indemnified Party recovers full payment of its Indemnifiable Loss, any and all claims of the Indemnifying Party against any such third party on account of such payment are hereby made expressly subordinated and subjected in right of payment of the Indemnified Party's rights against such third party. Without limiting the generality of any other provision hereof, each such Indemnified Party and Indemnifying Party will duly execute, upon request, all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights.

         5.8 EXCLUSIVE REMEDY. Following the Closing, the indemnities provided for in this Article 5 shall be the sole and exclusive remedies of the Parties and their respective officers, directors, employees, affiliates, agents, representatives, successors and assigns for any breach of or inaccuracy in any representation or warranty or any breach, non-fulfillment or default in the performance of any of the covenants or agreements contained in this Agreement (but not any such covenants or agreements to the extent they are, by their terms, to be performed after the Closing Date). The parties shall not be entitled to a rescission of this Agreement or to any further indemnification rights or claims of any nature whatsoever in respect thereof (whether by contract, common law, statute, law, regulation or otherwise, including, without limitation, under the Racketeer Influence and Corrupt Organizations Act of 1970, as amended), all of which the Parties hereby waive, provided, however, nothing in this Article 5 is intended to waive any claim of a Party based on fraud, nor is any fraud based claim subject to the limitations established in Section 5.3.

                                    ARTICLE 6

                                  MISCELLANEOUS

         6.1 COVENANT AGAINST COMPETITION. In consideration of the Purchase Price and Buyer's representations, covenants and warranties, Seller and

Parent covenant that they will refrain from competing with Buyer according to the specific terms of this Section 6.1:

                  6.1.2 For a period of three years following the Closing Date, SELLER shall not: (i) solicit any employee hired by Buyer pursuant to
         Section 1.3(a), (ii) solicit any customer identified in the Customer Records purchased by Buyer pursuant to Section 1.1(i), (iii) use the trade name "AccentRx" or any trade name that is similar thereto or confusing therewith, or (iv) engage in any mail order pharmacy business other than with products owned or licensed by Parent ("COMPETING BUSINESS ACTIVITY") whether as an owner, principal, agent, partner, advisor, or otherwise, or own twenty per cent (20%) or more of the outstanding stock in any corporation engaged in the Competing Business Activity during such three year period. Notwithstanding this Section 6.1, Seller will be permitted to collect accounts receivable, dispense any non-transferred prescriptions under Section 3.20, or otherwise wind up the affairs of the Pharmacy Business.

                  6.1.3 For a period of three years following the Closing Date, PARENT shall not: (i) solicit any employee hired by Buyer pursuant to
         Section 1.3(a), (ii) solicit any customer identified in the Customer Records purchased by Buyer pursuant to Section 1.1(i), (iii) use the trade name "AccentRx" or any trade name that is similar thereto or confusing therewith, (iv) engage in any mail order pharmacy business other than with products owned or licensed by Parent, or (v) be directly or indirectly associated by ownership, merger, consolidation, joint-venture or otherwise with any other entity engaged in a COMPETITIVE BUSINESS ACTIVITY (a "Covered Entity"), unless the Covered Entity complies with this Section 6.1 in the utilization of Parent's assets, operations and personnel.

         6.2 AMENDMENTS. This Agreement may not be amended or modified without the written consent of the Parties hereto.

         6.3 WAIVER. Failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement at any one time shall not be deemed a waiver of such term, covenant or condition at any other time nor shall any waiver or relinquishment of any right or power herein at any time be deemed a waiver or relinquishment of the same or any other right or power at any other time.

         6.4 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed given if delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery or facsimile transmission, if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate by like notice to the other parties):

         If to Seller:

         Accent Rx, Inc.
         5310 Cypress Center Drive
         Suite 101
         Tampa, Florida 33609

         If to Parent:

         Accentia, Inc.
         5310 Cypress Center Drive
         Suite 101
         Tampa, Florida 33609

         with copy to (both Seller and Parent):

         Samuel S. Duffey
         1786 South Creed Drive
         Osprey, Florida, 34229
               and
         James McNulty
         5310 Cypress Court Drive
         Suite 101
         Tampa, Florida 33609

         If to Buyer:

         Chronimed Inc.
         10900 Red Circle Drive
         Minnetonka, MN 55343
         Attn: CEO
         Telecopy: (952) 352-6605

         with a copy to:

         Chronimed Inc.
         10900 Red Circle Drive
         Minnetonka, MN 55343
         Attn: General Counsel
         Telecopy: (952) 352-6615

         6.5 ENFORCEABILITY AND SEVERABILITY. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal, or unenforceable in any proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

         6.6 GOVERNING LAWS AND CONSENT TO JURISDICTION. The laws of the State of Minnesota (irrespective of its choice of law principles) shall govern all issues concerning the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties. Each Party irrevocably submits to the exclusive jurisdiction of the courts of the State of Minnesota and the federal courts of the United States of America located in the State of Minnesota (and the federal and state courts having jurisdiction over appeals therefrom) in respect of the transactions contemplated by this Agreement, the other agreements and documents referred to herein and the transactions contemplated by this Agreement and such other documents and agreements.

         6.7 SECTION TITLES. The titles of the sections have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Agreement.

         6.8 ASSIGNMENT. This Agreement shall not be assignable or delegated by any Party without the prior written consent of the others.

         6.9 EXPENSES. Each Party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         6.10 SURVIVAL OF AGREEMENTS. All representations and warranties made herein or in any other agreement, certificate, or instrument delivered to any Party pursuant to or in connection with this Agreement shall be effective as of the Closing Date and shall survive the execution and delivery of this Agreement until twenty-four (24) months from the date of Closing. All statements contained in any certificate or other instrument delivered by the Parties hereunder, or in connection herewith, shall be deemed to constitute representations and warranties made by that entity. Such representations and warranties shall survive until the time specified herein in full force and effect notwithstanding any investigation by the Party relying upon them.

         6.11 PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the Parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

         6.12 REMEDIES. All remedies for breach of this Agreement shall be cumulative.

         6.13 THIRD PARTIES. Except as specifically provided herein, this Agreement does not and is not intended to create any rights in any person or entity which is not a Party to this Agreement.

         6.14 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement and understanding of the Parties with respect to the subject matter hereof. All Exhibits hereto are incorporated herein by reference.

         6.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement to be effective as of the Effective Date.

ACCENT RX, INC.                            CHRONIMED INC.

/s/  F. E. O'Donnell, Jr. M.D.             /s/ Henry F. Blissenbach
----------------------------------         -------------------------------------
Name: F. E. O'Donnell, Jr. M.D.            Name: Henry F. Blissenbach
      ----------------------------               -------------------------------
Title: Chairman                            Title: CEO
       ---------------------------                ------------------------------
Date: Dec. 9, 2003                         Date: Dec. 9., 2003
      ----------------------------               -------------------------------


ACCENTIA, INC.

/s/  F. E. O'Donnell, Jr. M.D.
----------------------------------
Name: F. E. O'Donnell, Jr. M.D.
      ----------------------------
Title: Chairman
       ---------------------------
Date: Dec. 9, 2003
      ----------------------------


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